                                                                 EXHIBIT 10(aa)

                              AMENDED AND RESTATED

                                CREDIT AGREEMENT

                                for an amount of

                                     up to

                                USD 1,965,000.00

                                       to

                         SOUTH HAMPTON REFINING COMPANY

                                  provided by

                              DEN NORSKE BANK ASA

                                   I N D E X


1.       DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . .   1

2.       AMOUNT AND PURPOSE . . . . . . . . . . . . . . . . . . . . . .   7

3.       CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . . .   7

4.       EXTENSION RENEWAL AND AVAILABILITY . . . . . . . . . . . . . .  10

5.       INTEREST . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

6.       REPAYMENT  . . . . . . . . . . . . . . . . . . . . . . . . . .  11

7.       PREPAYMENT . . . . . . . . . . . . . . . . . . . . . . . . . .  11

8.       SECURITY . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

9.       REPRESENTATIONS AND COVENANTS  . . . . . . . . . . . . . . . .  12

10.      CHANGES IN CIRCUMSTANCES . . . . . . . . . . . . . . . . . . .  17

11.      FEES, COSTS AND EXPENSES . . . . . . . . . . . . . . . . . . .  18

12.      PAYMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

13.      CALCULATION  . . . . . . . . . . . . . . . . . . . . . . . . .  19

14.      EVENTS OF DEFAULT  . . . . . . . . . . . . . . . . . . . . . .  19

15.      NOTICES AND CORRESPONDENCE . . . . . . . . . . . . . . . . . .  21

16.      GOVERNING LAW AND JURISDICTION . . . . . . . . . . . . . . . .  22

17.      FINAL AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . .  22

18.      COUNTERPARTS . . . . . . . . . . . . . . . . . . . . . . . . .  22





Exhibit A - Form of Promissory Note
Exhibit B - Form of Borrowing Base Certificate
Exhibit C-1 - Form of Administrative Distribution Report
Exhibit C-2 - Form of Interest Distribution Report
Exhibit C-3 - Form of Excess Distribution Report

         Amended and Restated Credit Agreement dated October 15, 1996 (the "Restated Agreement") between South Hampton Refining Company, a Texas corporation (the "Borrower") and Den norske Bank ASA, New York Branch, a Norwegian bank (the "Bank").

         WHEREAS, the Borrower and the Bank entered into the Credit Agreement dated March 3, 1988 as amended and restated from time to time (as so amended and restated, the "Credit Agreement"); and

         WHEREAS, the Credit Agreement was entered into for the purpose of financing, renewing and extending the Old Loan as defined in the Credit Agreement; and

         WHEREAS, the Borrower and the Bank wish to amend and restate the Credit Agreement to modify certain provisions of the Credit Agreement and to embody all of the amendments made to the Credit Agreement in one document.

         NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend and restate the Credit Agreement to read in its entirety as follows:


1.       DEFINITIONS

 "USD" means the lawful currency of the United States of America.

 "Administrative            means a distribution by the Borrower to a Parent
  Distribution"             Company in respect of legal, auditing and
                            accounting fees of the Parent Companies
                            attributable to the operations of Borrower.
 "Advance"                  means the loans by the Bank to the Borrower
                            pursuant to Section 2 hereof.

 "American Shield"          means  American  Shield  Refining Company, a
                            Delaware corporation.

 "Arabian Shield"           means Arabian  Shield Development Company, a
                            Delaware corporation.
 "Banking Day"              means a day upon which banks are open for
                            business in such places contemplated for the transactions required by this Restated Agreement.

 "Borrowing Base"           means the aggregate of (i) 90% of cash of the
                            Borrower held in the Cash Collateral Accounts,
                            (ii) 80% of Eligible Accounts Receivable and
                            (iii) 60% of Inventory.

 "Borrowing Base            means a certificate in the form of Exhibit B
  Certificate"              attached hereto.

 "Cash Collateral           means the accounts at Silsbee State Bank
 Accounts"                  providing for the payment of all the Borrower's
                            receivables to a designated account or accounts under the joint control of the Borrower and the Bank.

 "Closing Date"             means October 15, 1996.

 "Commitment"               means an amount up to USD 1,965,000.00 on the
                            Closing Date, reducing (i) on the last day of each fiscal quarter of the Borrower commencing
                            December 31, 1996 by the sum of USD 75,000 and
                            (ii) by the amount of any Distribution Reduction on the date the corresponding Distribution is made.

 "Credit Facility"          means the revolving credit facility, the terms
                            and conditions of which are set out in Section 2 of this Restated Agreement.

 "Current Ratio"            means the ratio of the current assets of the
                            Borrower to its current liabilities (excluding indebtedness to the Bank in excess of USD
                            300,000) as each would be classified as current assets or liabilities in accordance with generally accepted accounting principles in the U.S., of a corporation conducting a business the same as or similar to the business of the Borrower, but excluding receivables from or payables to any subsidiary, parent or affiliate of the Borrower.

 "Distribution              means an amount equal to (i) 2 times any Excess
 Reduction"                 Distribution if the shareholders' equity of TOCCO
                            II is negative or (ii) any Excess Distribution if the shareholders' equity of TOCCO II is positive.

 "Eligible Accounts         means all accounts receivable which have been
 Receivable"                created in the ordinary course of Borrower's
                            business and for which Borrower's right to receive payment is absolute and not contingent upon the fulfillment of any condition whatsoever, and shall not include (a) any invoice of a customer which remains unpaid more than 90 days from its invoice date, (b) any account for which there exists a right of set off, counterclaim, dispute, objection, complaint, defense or discount, (c)any account which arises from the sale or lease to or performance of services for, or represents an obligation of, an employee, affiliate, partner, parent or subsidiary of Borrower, (d) that portion of any account from a customer of Borrower which represents the amount by which Borrower's total accounts from such customer exceeds 25% of Borrower's total accounts, (e) any account arising from a sale or lease to a non-United States or non-Canadian customer, and (f) any account designated to Borrower by the Bank in which the Bank is not or does not continue to be, in the Bank's reasonable judgment, satisfied with the credit standing of the customer of Borrower in relation to the amount of credit extended.

 "Excess Distribution"      means a distribution by Borrower to a Parent
                            Company that is not an Administrative
                            Distribution, an Interest Distribution, a dividend or a return of capital.

 "Fixed Charge Coverage     means the ratio of (a) the earnings of the
 Ratio"                     Borrower excepting extraordinary items of gain or
                            loss, but without deduction for interest, taxes, depreciation and amortization to (b) the aggregate of scheduled payments of principal of all debt of the Borrower and interest thereon.

 "Hazardous Substance"      means any hazardous, dangerous or toxic waste,
                            substance or material as defined in the
                            Comprehensive Environmental Response,
                            Compensation and Liability Act of 1980, 42 U.S.C.
                            Sec. 9601, et seq. (hereinafter, "CERCLA"); the
                                       -- ---
                            Resource Conservation and Recovery Act, 42 U.S.C.
                            Sec. 6901, et seq. (hereinafter, "RCRA"); the
                                       -- ---
                            Hazardous Materials Transportation Act, 49 U.S.C.
                            Sec. 1801, et seq.; the Texas Solid Waste
                                       -- ---
                            Disposal Act, Tex. Rev. Civ. Stat. Ann. Art.
                            4777-7 Sec. 13(g)(7); or any other federal, state or local statute, law, ordinance, code or regulation relating to or imposing liability or standards of conduct concerning the use, production, generation or disposal of any hazardous, toxic or otherwise dangerous waste, substance, or material, currently or at any time hereafter, in effect.

 "Interest Distribution"    means a payment by Borrower to a Parent Company
                            in respect of accrued interest on any debt owed by Borrower to Saudi Fal or Arabian Shield.

 "Inventory"                means any and all of Borrower's right, title and
                            interest in and to inventory, wherever located, and in which the Bank has a perfected security interest, including without limitation, any and all goods held for sale or lease or being processed for sale or lease in Borrower's business, as now or hereafter conducted, including without limitation, all feed stock, materials, goods, and work-in-progress, finished goods, and other tangible property held for sale or lease or furnished or to be furnished under the contracts of service or used or consumed in Borrower's business, along with all documents
                            (including documents of title) covering
                            inventory, all cash and non-cash proceeds from the sale of inventory including proceeds from insurance and including such property the sale or other disposition of which has given rise to accounts and which has not been returned to or repossessed or stopped in transit by Borrower, but specifically excluding obsolete or slow moving inventory.

 "Margin"                   means 1% (one percent).

 "Maturity Date"            means December 31, 1998 or as extended in the
                            sole discretion of the Bank.

 "Monthly Cash Flow"        means a certificate in the form of Certificate
                            Exhibit D attached hereto and made a part of this Restated Agreement for all purposes which indicates the monthly cash flow of the Borrower and the additional commitment reduction amount referred to in Section 6(ii) of this Restated
                            Agreement.

 "Parent Company"           means Saudi Fal, American Shield Refining
                            Company, Arabian Shield Development Company and
                            Texas Oil & Chemical Co. II, or any combination thereof.

 "Payment Date"             means the last day of each month during the term
                            of this Restated Agreement.

 "Permitted                 shall have the meaning set forth in Section 9(d)
 Distribution"              hereof.

 "Prime Rate"               shall mean the rate announced from time to time
                            by the Bank as its prime lending rate in effect in its New York, New York office, automatically fluctuating upward and downward with and at the time of each such announcement without special notice to Borrower or any other Person. The
                            Bank's prime rate may be one of several interest rates, may serve only as reference rate and may not be the Bank's lowest rate.

 "Saudi Fal"                means Saudi Fal, a limited liability company.

 "Security Documents"       means all or any documents pursuant to Section 8
                            hereof, as have been or may be entered into as security for all or any of the obligations of the Borrower hereunder.

 "Tax" means all or any levies, imposts, duties, charges, fees, deductions and withholdings levied or imposed by any national or local governmental or public body or authority (except for United States federal, state and local income taxes levied on the Bank's gross income or receipts or United States federal, state and local gross receipts or franchise taxes levied in lieu of income taxes) and any restrictions or conditions resulting in a charge.

 "TOCCO II"                 means Texas Oil & Chemical Co. II, Inc., a Texas
                            corporation.

Where the context of this Agreement so allows, words importing the singular include the plural and vice versa.

2.       AMOUNT AND PURPOSE

         (a)     The Bank shall make available the Commitment as follows:

         USD 1,965,000.00 which shall be used by the Borrower for the purpose of refinancing, renewing and extending the loan evidenced by its Promissory Note dated December 30, 1990, as amended or restated from time to time (the "Old Note"); and

         (b) The Commitment shall be drawn down by the Borrower in the form of Advances for a term which shall not extend beyond the Maturity Date. The total amount of Advances outstanding under the Credit Facility shall not exceed at any time the lesser of the Commitment and the Borrowing Base. Within such limit, the Borrower may borrow, prepay pursuant to Section 7 of this Restated Agreement and reborrow under this Section 2(b). Each borrowing by the Borrower shall be in an aggregate principal amount of at least USD 50,000.

         (c) The Commitment shall be evidenced by the promissory note of the Borrower in the form of Exhibit A attached hereto (the "Note").

         (d) Notwithstanding anything else in this Restated Agreement, at no time shall there be outstanding Advances in an amount in the aggregate greater than the lesser of the Commitment and the Borrowing Base.

3.       CONDITIONS PRECEDENT

         3.1 The Borrower shall give the Bank at least one Banking Day irrevocable prior written notice of its desire to have an Advance made.

         3.2 The obligation of the Bank to make the first Advance under this Restated Agreement shall be subject to the Bank or its legal counsel having received in form and content satisfactory to the Bank:

         (a) The counterparts of this Restated Agreement duly executed by the Borrower's authorized representative or representatives.

         (b)     The Security Documents.

         (c)     Copies certified by the Secretary of the Borrower of:

                 (i)      the By-Laws of the Borrower,

                 (ii) The resolutions of the Board of Directors of the Borrower approving the execution, delivery and performance by the Borrower of this Restated Agreement, the Note, the Security Documents and specifying the persons authorized to sign the above mentioned documents on its behalf.

         (d) Any consents necessary from governmental or other authorities for the execution, delivery and performance by the Borrower of this Restated Agreement.

         (e) A copy certified as of a recent date by the Secretary of State of Texas of the Articles of Incorporation of the Borrower with all amendments thereto.

         (f) Evidence from the Secretary of State and the Comptroller of Public Accounts of the State of Texas as to the continued existence and good standing of the Borrower.

         (g) An opinion of counsel to the Borrower acceptable to the Bank as to:

                 (i) the valid existence and good standing of the Borrower under the laws of the State of Texas.

                 (ii) the due authorization, execution and delivery by the Borrower of this Restated Agreement, the Note and the Security Documents to which it is a party.

                 (iii) this Restated Agreement, the Note and the Security Documents to which the Borrower is a party constituting the legally valid and binding obligations of the Borrower in accordance with their terms.

                 (iv) the execution, delivery and performance of this Restated Agreement, the Note and the Security Documents to which the Borrower is a party, by the Borrower not resulting in a breach of any terms or conditions of, or resulting in the imposition of any lien, charge or encumbrance upon any properties of the Borrower or constituting a default under any indenture, agreement, order, judgment or other instrument under which the Borrower or its property may be bound or constituting a violation of the Articles of Incorporation or By-Laws of the Borrower or violating any provision of applicable law.

                 (v) the execution, delivery and performance of this Agreement, the Note and the Security Documents to which the Borrower is a party by the Borrower not requiring the consent or approval of, the giving of notice to, the registration with or the taking of any action by any governmental authority of the United States or the State of Texas.

                 (vi)     such other matters as the Bank may request.

         (h)     the Note.

         (i) Uniform Commercial Code financing statements covering the security interests granted by the Security Documents shall have been duly executed by the Borrower as debtor, and duly filed in all places as are, in the opinion of the Bank, necessary or desirable to perfect said security interest.

         (j) Evidence of the insurance required by Section 9(b)(vii) hereof.

         (k) An agreement pursuant to which Saudi Fal subordinates all amounts owed to it by TOCCO II and the Borrower to all amounts outstanding under this Restated Agreement and agrees that no payments of principal or interest shall be made under such loans until such time as all amounts due under this Restated Agreement have been paid, except for Permitted Distributions under Section 9(d) hereof.

         (l) An acknowledgment by American Shield Refining Company and Arabian Shield Development Company of the continuing effectiveness of the subordination agreement with terms similar to those set forth in subsection (k) above.

         (m) Evidence of cancellation of the Intercreditor Agreement between the Bank and Saudi Fal.

         3.4 The obligations of the Bank to make each subsequent Advance shall be subject to the further condition precedent that the Bank shall have received a certificate dated the date of such Advance of the Borrower certifying that:

         (a) the representations and warranties contained in Section 9 are true and correct on and as of the date of such Advance as though made on and as of such date; and

         (b) no event has occurred and is continuing, or would result from such Advance, which constitutes an Event of Default or with the passing of time or the giving of notice would constitute an Event of Default.

         3.5 All of the conditions precedent contained in this Section 3 are for the sole benefit of the Bank and the Bank may waive any of them in its absolute discretion.

4.       EXTENSION RENEWAL AND AVAILABILITY

         Subject to the provisions of Sections 10 and 11 hereof and:

         (a) The Bank's prior satisfaction that the relevant conditions set out in Section 3 above have been complied with,

         (b) No Event of Default as defined in Section 15 herein has occurred or is continuing,

the indebtedness evidenced by the Old Note shall be refinanced, extended, renewed and restructured and the new credit facility of Facility B shall be made available to the Borrower all in accordance with the terms and provisions of this Restated Agreement.

5.       INTEREST

         (a)     Interest Rate

                 The Borrower shall pay interest on the Advances drawn and outstanding under this Restated Agreement at the annual rate which is conclusively certified by the Bank to be the aggregate of the Margin and the Prime Rate.

         (b)     Interest Payment

                 (i) Interest shall be payable monthly in arrears on the last day of each month and on the Maturity Date and calculated in accordance with Section 14 hereof.

                 (ii) If any interest would be payable on a non-Banking Day, it shall be paid on the next succeeding Banking Day.

         (c)     Computation of Interest

         Notwithstanding any provision of this Restated Agreement or the Note to the contrary, in no event shall the aggregate amount of consideration which constitutes interest under any applicable law which is contracted for, charged or received hereunder or under the Note ("Interest") exceed the maximum amount of nonusurious interest allowed by law, and any excess shall be credited on this Restated Agreement or the Note (or if all obligations under this Restated Agreement or the Note shall have been paid in full, refunded to the Borrower). For purposes of the foregoing, the maximum amount of interest allowed by law shall be calculated by determining the amount of interest that could be contracted for, charged or received during the term hereof at the maximum rate of nonusurious interest allowed from time to time by applicable law as is now or, to the extent allowed by law, as may hereafter be in effect (the "maximum nonusurious interest rate") and, if at any time the rate of Interest to accrue would exceed the maximum nonusurious interest rate, the rate of Interest to accrue under this Restated Agreement or the Note shall be limited to the maximum nonusurious interest rate, but any subsequent reductions in LIBOR shall not reduce the rate of Interest to accrue under this Restated Agreement or the Note below the maximum nonusurious interest rate until the total amount of Interest accrued and paid under this Restated Agreement or the Note equals the amount of Interest which would have accrued if a rate per annum equal to the Prime Rate plus the Margin had at all times been in effect.

6.       REPAYMENT

         The Borrower shall repay all principal amounts outstanding plus any other outstanding amounts hereunder in a single installment on the Maturity Date. Subject to the terms hereof, the Borrower may reborrow amounts repaid or prepaid prior to the Maturity Date, upon one (1) day prior written notice to the Bank.

7.       PREPAYMENT

         The Borrower shall make an immediate prepayment in an amount by which the principal amount outstanding hereunder exceeds the Commitment or the Borrowing Base, if ever.

8.       SECURITY

         The Facility is secured by:

         (a) The Deed of Trust dated September 10, 1985 from Texas Oil & Chemical Co. ("Chemical") to Michael E. Niebruegge as Trustee.

         (b) The Deed of Trust dated January 10, 1985 from Gulf State Pipe Line Company, Inc. ("Gulf State") to Michael E. Niebruegge as Trustee.

         (c) The Deed of Trust dated January 20, 1985 from the Borrower to Michael E. Niebruegge as Trustee.

         (d) The Deed of Trust dated April 8, 1986 from Texas Oil & Chemical Terminal, Inc. ("Terminal") to Michael E. Niebruegge as Trustee.

         (e) The Security Agreement and Financing Statement from the Borrower to the Bank dated as of January 14, 1985, duly ratified by the Borrower.

         (f)     The Cash Collateral Accounts.

         (g) An Assignment of Insurances dated March 3, 1988 from the Borrower, Gulf State and Texas Oil & Chemical Co. II, Inc., duly ratified by the parties thereto.

         (h) A pledge by American Shield Refining Company of all of the issued and outstanding shares of Texas Oil & Chemical Co. II, Inc. in form and substance satisfactory to the Bank, duly ratified by the parties thereto.

9.       REPRESENTATIONS AND COVENANTS

         (a)     The Borrower represents to and agrees with the Bank that:

         (i) this Restated Agreement and the Security Documents to which it is a party constitute valid, binding and enforceable obligations of the Borrower according to the terms and conditions hereof and thereof and the execution and performance of this Restated Agreement and such Security Documents do not and will not contravene any applicable law, order, regulation or restriction of any kind binding on the Borrower.

         (ii) the Borrower is a duly formed and validly existing corporation under the laws of the State of Texas, has full power to enter into this Restated Agreement and the Security Documents to which it is party, to make borrowings hereunder and to service and repay the Commitment.

         (iii) the chief executive office of the Borrower is located at Highway 418, Silsbee, Texas.

         (iv) it is currently in possession of permits authorizing all activities now or formerly conducted on the properties securing this indebtedness from the Texas Water Commission, the Texas Air Quality Control Board, the U.S. Environmental Protection Agency, the U.S. Army Corps of Engineers and the Texas Railroad Commission. Furthermore, the Borrower agrees that it maintains no Hazardous Substances on the properties securing this indebtedness without possession of the appropriate permits.

         (v)     no Event of Default has occurred and is continuing.

         (b) Affirmative Covenants. The Borrower undertakes to the Bank that so long as any amount is owing hereunder it will:

         (i) promptly inform the Bank of any occurrence of which it becomes aware which is, or with the passage of time or the giving of notice would constitute, an Event of Default hereunder or under any of the Security Documents to which it is a party or which in its reasonable opinion might adversely affect its ability fully to perform its obligations under this Restated Agreement or any of the Security Documents to which it is a party.

         (ii) deliver to the Bank by the 105th day of the end of the each fiscal year, consolidated annual audited financial statements, including consolidating financial statements of the Borrower, and by the 30th day after the end of each month, profit and loss and balance sheet statements.

         (iii) deliver to the Bank by the 30th day following the end of each quarter, statements showing the source and use of funds of the Borrower for the preceding quarter.

         (iv) deliver to the Bank within 3 Banking Days of the last day of each calendar month and the 15th day of each calendar month a Borrowing Base Certificate as of such days as well as a certificate signed by the President or the Chief Financial Officer of the Company as to the inventory and accounts receivable (status and aging) of the Borrower.

         (v) deliver to the Bank within 30 Banking days of the last day of each fiscal quarter, compliance statements signed by the President or Chief Financial Officer of the Borrower certifying that the Borrower is in compliance with all of the representations and covenants hereof as if made on the date of such certificate, and that no default has occurred hereunder, together with a calculation of all financial ratios set forth in Section 9(c)(ix), (x) and (xi) hereof.

         (vi) deliver to the Bank no later than December 1 of each year the business plan, income and expense projections, projected balance sheet and projected sources and uses of funds statement of the Borrower for the subsequent calendar year.

         (vii) deliver to the Bank within 30 Banking days of the end of each calendar month a written status report of the Borrower's operations, financial performance and out-standing accounts payable for the previous calendar month and such other financial information as the Bank may from time to time reasonably request; permit the Bank or its representative at any reasonable time or times to inspect the properties of the Borrower and to inspect, audit and examine the books or records of the Borrower and to take extracts therefrom. The Bank shall further have the right to order an audit of Borrower's books and records, no more than twice annually.
                 The costs of such audit shall be borne by the Borrower.

         (viii) deliver to the Bank, as soon as available, weekly receipt and disbursement reports.

         (ix) maintain insurance acceptable to the Bank including, but not limited to, casualty insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower operates. The Borrower shall furnish the Bank with evidence of all such insurance policies currently in force and with evidence of payment of the premiums on such policies.

         (x) execute and deliver to the Bank any instruments, documents or certificates which in the Bank's judgment are necessary to amend, modify, extend or supplement any of the Security Documents to better evidence, reflect and secure the Note.

         (xi) perform and maintain, or cause to be performed or maintained, all permits, licenses, consents and agreements concerning its assets or operations.

         (xii) notify the Bank, within five (5) days, should it ever come into possession of knowledge or have a claim or complaint asserted against it because the Borrower or any other person or entity caused or permitted any Hazardous Substances to be stored, located, held or disposed of on, under or at any of the properties securing Facility A or Facility B in a manner not in compliance with all applicable laws, regulations and permits regarding such storage, holding or disposal.

         (xiii) give the Bank, within five (5) days, written notice in the event the Borrower receives notice of (1) the happening of any spill or cleanup of Hazardous Substances affecting the properties securing the Credit Facility, or any other property owned by the Borrower that would require the Borrower to notify any environmental agency, of any federal, state or local government of such spill or cleanup; or (2) any complaint, violation, notice or citation regarding any permit controlling the environmental health or safety violation of the Borrower, including health or safety violation of the Borrower, including without limitation, any notice from the Environmental Protection Agency.

   (xiv) indemnify and hold the Bank harmless from and against any and all claims, losses, liability, damages and injuries of any kind whatsoever incurred or suffered by or asserted against the Bank with respect to or as a direct result of the presence, escape, seepage, spillage, leaking, discharge or migration from any of the properties securing the Credit Facility of any Hazardous Substance, including without limitation, any claims asserted or arising under CERCLA, RCRA or the Texas Solid Waste Disposal Act, regardless of whether or not caused by or within the control of the Borrower.

    (xv) cause each agreement between the Borrower and the holder of any debt subordinated to the Loan to provide that such holder may not accelerate the payment of such subordinated debt until all amounts outstanding hereunder, now or in the future, are repaid or prepaid in full.

   (xvi) maintain its Inventory and other properties in good and safe working order. The Bank shall have the right to perform an inspection of Borrower's Inventory and properties four (4) times per year upon at least two (2) days' prior notice to the Borrower. The costs of such inspections shall be borne by the Borrower.

  (xvii) deliver to the Bank an Administrative Distribution Report, Interest Distribution Report, or Excess Distribution Report, as the case may be, three (3) days prior to any distribution by the Borrower of the kind described in Section 9(d) hereof, each in form substantially similar to Exhibit C-1, C-2 or C- 3 attached hereto, as appropriate.

         (c) Negative Covenants. The Borrower undertakes to the Bank that so long as any amount is owing hereunder it will not without the prior written consent of the Bank:

         (i) create or permit to subsist, without the prior written consent of the Bank, any mortgage, pledge, lien or other security interest on any or all of its present or future revenues, properties or assets except liens in favor of Saudi Fal and Arabian Shield duly subordinated to any liens in favor of the Bank and liens permitted by the Security Documents or with the prior written consent of the Bank or as disclosed to the Bank in writing and accepted by the Bank on the Closing Date;

         (ii) borrow any money, enter into any lease or other financial obligation or enter into any guarantee for the obligations or the indebtedness of any third party without the prior written consent of the Bank except (1) loans or leases entered into in connection with the acquisition of equipment in the ordinary course of business, which loans or leases shall not exceed $100,000 in the aggregate at any time and (2) one or more letters of credit issued by Silsbee State Bank, naming Vastar Resources, Inc. as beneficiary, the aggregate face amount of which shall not exceed USD 110,000;

         (iii) merge with any other entity or change its present line of business. For the purposes of this Restated Agreement, the Borrower's line of business shall be the owning, acquisition, production, refining, transportation and sale of hydrocarbon products;

         (iv) make any investments or lend money to any party without the prior written consent of the Bank except for short-term employee loans not exceeding $40,000 in the aggregate;

          (v) except for Permitted Distributions, make any payment of interest on or principal of any debt subordinated to the Loan or any dividend payments or distributions to its shareholders without the prior written consent of the Bank;

         (vi) make capital expenditures in any fiscal year of more than $200,000;

         (vii) make any change in the address of its chief executive office without the prior written consent of the Bank, which consent shall not be unreasonably withheld;

         (viii) sell or assign the accounts, contract rights or receivables pertaining to its business or sell, lease, abandon or otherwise dispose of, directly or indirectly, its assets except in ordinary course of business;

         (ix)    allow its Current Ratio to be less than 2.10:1.0;

         (x) allow its Fixed Charge Coverage Ratio to be less than 1.40:1.0 on a quarterly basis; provided, that the Fixed Charge Coverage Ratio shall not be less than 1.55:1.0 in any two (2) consecutive quarters;

         (xi) allow its Fixed Charge Coverage Ratio to be less than 1.65:1.0 on a rolling four-quarter basis; or

         (xii) allow the interest rate on the Borrower's indebtedness to Saudi Fal or Arabian Shield to be greater than the interest rate hereunder at any time.

         (d) Distributions. For purposes of Section 9(c) hereof, "Permitted Distribution" shall mean an Administrative Distribution, Interest Distribution, or Excess Distribution, subject to the following conditions:

         (i) An Administrative Distribution shall be a Permitted Distribution only if (1) no Event of Default has occurred and is continuing, or will be caused by such distribution, (2) the Commitment does not exceed the Borrowing Base, (3) the expenses related to such distribution are properly documented and such documentation is provided to the Bank prior to such distribution, and (4) the aggregate annual amount of such distributions does not exceed USD 60,000.

         (ii) Subject to the additional conditions in Subsection (iv) below, an Interest Distribution shall be a Permitted Distribution provided that such distributions shall not exceed USD 17,500 per month and represents interest actually owed to Saudi Fal and Arabian Shield.

         (iii) Subject to the additional conditions in Subsection (iv) below, an Excess Distribution shall be a Permitted Distribution only if such distribution is applied to the principal of any debt outstanding by the Borrower to Saudi Fal or Arabian Shield.

         (iv) Notwithstanding the provisions of Subsections (ii) and (iii) above, no Excess Distribution or Interest Distribution shall be a Permitted Distribution unless the following conditions are met:

                 (1) the aggregate of all such distributions in any fiscal quarter may not exceed 25% of Borrower's net income from the immediately preceding fiscal quarters;

                 (2) the aggregate of such distributions for any four quarter period may not exceed 25% of Borrower's income for the four quarter period ending with the quarter immediately preceding the quarter in which the distribution is made;

                 (3) the Borrower's Current Ratio for the quarter immediately preceding such distribution is not less than 2.25:1.0;

                 (4) the Borrower's Fixed Charge Coverage Ratio for the quarter immediately preceding such distribution is not less than 1.55:1.0;

                 (5) the Borrower's Fixed Charge Coverage Ratio for the immediately preceding four quarters is not less than 1.80:1.0; and

                 (6) no Event of Default has occurred and is continuing or will be caused by such distribution.

10.      CHANGES IN CIRCUMSTANCES

         (a) In the event that any applicable law or regulation shall subject the Bank to any Taxes or impose any reserve deposit or other requirements against any assets or liabilities of the Bank, the result of which is to increase the cost to the Bank of making or maintaining the Credit Facility or to reduce the amount of principal or interest received by the Bank, then the Borrower shall be required to compensate the Bank for such additional cost or reduction.

         (b) In the event that any applicable law or regulation shall make it unlawful for the Bank to make or maintain the Credit Facility, then the Bank's obligations hereunder shall terminate, and all amounts owing by the Borrower to the Bank shall become due and repayable forthwith.

         (c) If the circumstances contemplated by subclause (a) or(b) above should occur and the Bank intends to invoke the conditions contained therein, then the Bank shall promptly advise the Borrower thereof.

         (d) Should the conditions of subsection (a) above be invoked and the Borrower find the resultant additional cost to be unaccept-able, then the Borrower shall prepay any amounts outstanding hereunder on the next Payment Date.

         (e) If the Borrower prepays any amounts outstanding hereunder in accordance with subsection (d) above, then it shall nonetheless compensate the Bank for additional costs defined under subsection (a) above up to and including the date of prepayment.

11.      FEES, COSTS AND EXPENSES

         (a) The Borrower shall pay to the Bank upon demand, all reasonable costs, charges and expenses (including legal fees) incurred by the Bank in connection with the preparation, execution, amendment and enforcement of this Restated Agreement and the Security Documents and the preservation of the Bank's rights hereunder and thereunder.

         (b) The Borrower shall pay to the Bank within ninety (90) of the Closing Date a facility fee of USD 25,000.

         (c) The Borrower shall pay a commitment fee to the Bank on the unused portion of the Credit Facility at the rate of 1/2 of 1% per annum on such unused portion, payable quarterly in arrears on the last day of each such quarter and commencing September 30, 1996.

         (d) The obligations of the Borrower under this Section 12 shall survive the repayment of all amounts outstanding hereunder and all interest due thereon.

12.      PAYMENTS

         (a)     All payments hereunder shall be made to the following account:

                 Unibank New York
                 For the account of Den norske Bank, New York Branch Account No. 28764999
                 Ref. South Hampton Refining Company

         (b) In the event of any payments hereunder not being received on the due date therefor, interest will be charged by the Bank from the due date until the date that payment is received at a rate corresponding to the aggregate of the Margin plus 2% (two percent) and the Prime Rate as defined in
Section 5(a)(i) hereof. Subject to the provisions of Section 5(c) hereof, interest charged under this subsection (b) shall be added to the defaulted amount on each Payment Date until the defaulted amount is repaid in full.

         (c) All payments to be made by the Borrower hereunder shall be made without set-off or counterclaim and free and clear or and without deduction for or on account of any present or future Taxes of any nature now or hereafter imposed unless the Borrower is compelled by law to make payment subject to any such Tax. In that event the Borrower shall pay to the Bank such additional amounts as may be necessary to insure that the Bank receives a net amount which the Bank would have received had payment not been made subject to such Tax.

         (d) If the Credit Facility or any part thereof is, for any reason whatsoever, prepaid or repaid on a day other than a Payment Date, the Borrower shall pay to the Bank on request such amount or amounts as may be necessary to compensate the Bank for any loss or premium or penalty incurred by it in respect of the liquidation or reemployment of funds borrowed for the purpose of maintaining such Facility.

13.      CALCULATION

         All interest, commission and any other payments hereunder of an annual nature shall accrue from day to day and be calculated on the actual number of days elapsed and on the basis of a 365 or 366 day year, as appropriate.

14.      EVENTS OF DEFAULT

         Upon notice from the Bank to the Borrower, the obligations of the Bank hereunder shall terminate forthwith and any amounts outstanding under this Restated Agreement and the Note (including interest accrued thereon) shall become immediately repayable (together with any compensatory amounts necessary) if any of the following events of default ("Events of Default") has occurred under this Restated Agreement:

         (a) If the Borrower fails to pay any sum due hereunder on the due date.

         (b) If the Borrower defaults in the due performance and observance of any of the terms, covenants, undertakings and conditions on its part contained herein or in the Security Documents and such default continues unremedied for a period of 10 days.

         (c) If any representation made by the Borrower in this Restated Agreement or any notice, certificate, or statement delivered or made pursuant hereto or under the Security Documents proves to be incorrect, inaccurate or misleading in any material manner when made.

         (d)     If a default is declared under any of the Security Documents.

         (e) If a distress or other execution is levied upon, or against any substantial part of the property of the Borrower and is not discharged within 15 days.

         (f) If the Borrower is unable to or admits in writing its inability to pay their debts as they mature, or makes a general assignment for the benefit of its creditors.

         (g) If any proceedings are commenced in, or any order or judgment is given by, any competent court for the liquidation, winding up or reorganization of the Borrower or any order shall be made by any competent court or resolution passed by the Borrower for the appointment of a receiver or a similar functionary for all or a substantial part of its assets, save for the purpose of amalgamation, reorganization or merger not involving insolvency the terms of which shall have received the prior written approval or the Bank, and as otherwise permitted herein.

         (h) If the Borrower ceases or threatens to cease to carry on its business or disposes or threatens to dispose of a substantial part of its business, properties, or assets or the same are seized or appropriated for any reason and not released within 30 days.

         (i) If any license, consent, permission or approval required in connection with this Restated Agreement or any Security Document is revoked, terminated or modified in a manner which would materially restrict or limit the operation of any property owned or operated by the Borrower.

         (j) Default by the Borrower under any other agreement or indenture for the borrowing of money or the guarantee of a third party's obligations.

         (k) If Nicholas N. Carter shall cease to be President of the Borrower.

         Provided, however, that notwithstanding anything to the contrary in this Restated Agreement, in the event the Borrower has cured any Event of Default prior to the Bank having given notice of acceleration of the amounts owed under this Restated Agreement with respect to such Event of Default, then such Event of Default shall be deemed not to have occurred and the Bank shall not be entitled to accelerate the Borrower's payment obligations hereunder.

15.      NOTICES AND CORRESPONDENCE

         (a) Except as otherwise provided in this Section 16, all notices, requests, consents, demands and other communications provided for or permitted hereunder shall be effective when duly deposited in the mails, certified, return receipt requested, or delivered to Federal Express or similar courier company or transmitted by telex or telefax, addressed to the respective party at the address set forth below, except that notices to the Bank shall not be effective until received.

         Bank: Den norske Bank ASA, Representative Office 333 Clay Street, Suite 4890
                           Houston, Texas 77002
                           Telefax No. (713) 757-1167
                           Attention: Byron Cooley

                           with a copy to

                           Den norske Bank ASA, New York Branch
                           200 Park Avenue, 31st Floor
                           New York, New York  10166-0396
                           Telefax No. (212) 681-4123
                           Attention: Customer Service

         Borrower:         South Hampton Refining Company
                           Highway 418
                           Silsbee, Texas 77656
                           Telefax No.: (409) 385-2453
                           Attention: President

         (b) Either of the parties hereto may change its respective address by notice in writing given to the other party to this Restated Agreement.

         (c) All information required to be provided by the Borrower to the Bank pursuant to Section 9(b) above shall be sent to the Bank at the above Houston address by first class U.S. mail and to the Oslo address by first class air mail.

         (d) Time is of the essence of this Restated Agreement but no failure or delay on the part of the Bank to exercise any power or right under this Restated Agreement shall operate as a waiver thereof or preclude the exercise of any other power or right. The remedies provided herein are cumulative, and are not exclusive of any remedies provided by law.

16.      GOVERNING LAW AND JURISDICTION

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND THE BORROWER HEREBY IRREVOCABLE SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS LOCATED IN NEW YORK.

17.      FINAL AGREEMENT

         THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, COMPLETELY REPLACES CREDIT AGREEMENT REFERRED TO HEREIN, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

18.      COUNTERPARTS

         The Agreement shall be executed in any number of counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

         IN WITNESS whereof the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives.

                                        SOUTH HAMPTON REFINING COMPANY


                                        By:
                                          -------------------------------
                                        Name:
                                            -----------------------------
                                        Title:
                                             ----------------------------

                                        DEN NORSKE BANK ASA


                                        By:
                                          -------------------------------
                                        Name:
                                            -----------------------------
                                        Title:
                                             ----------------------------


                                        By:
                                          -------------------------------
                                        Name:
                                            -----------------------------
                                        Title:
                                             ----------------------------

                                                        EXHIBIT A TO AMENDED AND
                                                       RESTATED CREDIT AGREEMENT


                         SOUTH HAMPTON REFINING COMPANY

                                PROMISSORY NOTE


October 15, 1996                                                USD 1,965,000.00

FOR VALUE RECEIVED, SOUTH HAMPTON REFINING COMPANY (herein called the "Undersigned") hereby promises to pay to Den norske Bank ASA, or order, on or before December 31, 1998 on demand, ONE MILLION NINE HUNDRED SIXTY-FIVE THOUSAND AND NO/100 DOLLARS OF THE UNITED STATES OF AMERICA (USD 1,965,000.00) and to pay interest on the unpaid portion of said principal sum outstanding from time to time, as hereinafter provided.

                            Principal and Interest

1.1      (a)     Interest on this Note shall be payable at the times and the rates as provided in Section 5 of the Amended and Restated Credit Agreement (the "Restated Credit Agreement") dated October 15, 1996, between the Undersigned and the payee hereof.

         (b) In case any payment of principal or interest is not paid when due, additional interest at the rate determined as provided in Section 13(b) of the Restated Credit Agreement shall be payable on all overdue principal and, to the extent that the same may be lawful, on all overdue interest. 1.2
Interest shall be calculated on the outstanding principal amounts and on the basis of the actual number of days and a year of 365 or 366 days, as appropriate.

1.3 The principal of this Note shall be payable as provided in Section 6 of the Restated Credit Agreement.

                                    SECURITY

2.1 This Note is issued under and pursuant to the Restated Credit Agreement and is, in part, a renewal, restructure and rearrangement of the indebtedness evidenced by the promissory note dated March 3, 1988 from the Undersigned to the payee of this Note. Reference is hereby made to the Restated Credit Agreement for a description of the security of this Note, the nature and extent of the security afforded thereby and the rights of the Undersigned and the holder hereof with respect to such security. Payment of this Note may be demanded by the holder hereof prior to the maturity of this Note under certain circumstances and conditions, in the manner, and with the effect, provided in the Restated Credit Agreement and the Security Documents described therein.

                                 MISCELLANEOUS

3.1 All parties hereto, including endorsers hereof, hereby waive presentment for payment, demand, protest and notice of protest and non-payment hereof and hereby consent that any and all securities or other property, if any, held by the holders hereof at any time as security for this Note may be exchanged, released or surrendered and that the time of payment of this Note may be extended, all in the sole discretion of the holder hereof and without notice and without affecting in any manner the liability of the parties hereto.

3.2 No course of dealing between the Undersigned and the holder hereof in exercising any rights hereunder shall operate as a waiver of any right of any holders except to the extent expressly waived in writing by such holder.

3.3 Whenever any payment to be made hereunder shall be due on a Saturday, Sunday or public holiday under the laws of the place where payment is to be made pursuant to the Restated Credit Agreement or other day on which banking institutions at such place are not open for business, such payments shall be made on the next day on which such banking institutions are open for business after such holiday.

3.4 Any notice to be given pursuant to this Note shall be given in accordance with Section 16 of the Restated Credit Agreement.

IN WITNESS WHEREOF, the Undersigned has caused this Note to be duly executed the day and year first above written.

                                             SOUTH HAMPTON
                                             REFINING COMPANY


                                             By:
                                               -----------------------
                                             Name:
                                                 ---------------------
                                             Title:
                                                  --------------------

                                                        EXHIBIT B TO AMENDED AND
                                                       RESTATED CREDIT AGREEMENT


                           BORROWING BASE CERTIFICATE

1.  Cash in Cash Collateral Accounts           USD_____________________
      90%                                      USD_____________________

2.  Eligible Accounts Receivable*              USD_____________________
      80%                                      USD______________________

3.  Inventory (at market price)*
          Raw materials                        USD______________________
          Finished products                    USD______________________
      60%                                      USD______________________

5.  Total 1, 2 and 3                           USD______________________

6.  Outstanding to DnB                         USD______________________



Certified as true and correct:



                                        SOUTH HAMPTON REFINING COMPANY


                                        By:
                                          ----------------------------
                                        Title:
                                             -------------------------


Date:                      199
    ----------------------,   ---





* Detailed listing attached

                       RATIFICATION OF SECURITY AGREEMENT


         This Ratification of Security Agreement ("Ratification") is made and entered into as of the ____ day of ________, 1996 by and between South Hampton Refining Company, a Delaware corporation ("Borrower") and DEN NORSKE BANK ASA, a Norwegian bank ("Bank" or "Secured Party"). For and in consideration of the mutual covenants and agreements herein contained, Borrower and Secured Party hereby ratify as of the date of this Ratification that certain Security Agreement (the "Security Agreement") between Borrower and Secured Party dated as of the 14th day of January, 1985, relating to the loan by the Bank to the Borrower as more fully described herein.

         WHEREAS, Borrower and Bank entered into that certain Credit Agreement dated March 3, 1988 (as amended from time to time, the "1988 Credit Agreement");

         WHEREAS, Borrower and Bank executed the Amended and Restated Credit Agreement of even date herewith (the "Restated Credit Agreement"), amending and restating the 1988 Credit Agreement, to, among other things, provide for a revolving loan facility in an aggregate principal amount not to exceed ONE MILLION NINE HUNDRED SIXTY-FIVE THOUSAND AND NO/100 DOLLARS ($1,965,000.00) (the "Loan") and Secured Party has required execution of this Ratification to confirm the continued application of the Security Agreement to the Loan made pursuant to the Restated Credit Agreement.

         NOW THEREFORE, Borrower and Secured Party agree as follows:

                 The Security Agreement shall remain unchanged and the terms, conditions, representations, warranties, and covenants of said Security Agreement are true as of the date hereof, are ratified and confirmed in all respects and shall be continuing and binding upon Borrower and shall be fully applicable to all loans made pursuant to the Restated Credit Agreement, including, without limitation, the Loan.

         This Ratification shall be deemed to be a contract under and subject to, and shall be construed for all purposes in accordance with the laws of the State of Texas.

        IN WITNESS WHEREOF, the parties have caused this Ratification to be executed by their duly authorized officers as of the ____ day of __________, 1996.

                                        SOUTH HAMPTON REFINING COMPANY



                                        By:
                                          -----------------------------
                                        Name:
                                        Title: President


                                        DEN NORSKE BANK ASA


                                        By:
                                          -----------------------------
                                        Name:
                                            ---------------------------
                                        Title:
                                             --------------------------



                                        By:
                                          -----------------------------
                                        Name:
                                            ---------------------------
                                        Title:
                                             --------------------------

                        RATIFICATION OF PLEDGE AGREEMENT


         This Ratification of Pledge Agreement ("Ratification") is made and entered into as of the ____ day of ________, 1996 by and between American Shield Refining Company, a Delaware corporation ("Pledgor") and DEN NORSKE BANK ASA, a Norwegian bank ("Bank" or "Pledgee"). For and in consideration of the mutual covenants and agreements herein contained, Pledgor and Pledgee hereby ratify as of the date of this Ratification that certain Pledge Agreement and Irrevocable Proxy ("Pledge") between Pledgor and Pledgee dated as of the 13th day of December, 1990, relating to the loan in an amount of up to $1,965,000.00 to South Hampton Refining Company, a Texas corporation ("Borrower").

         WHEREAS, Borrower and Bank entered into that certain Credit Agreement dated March 3, 1988 (as amended from time to time, the "1988 Credit Agreement");

         WHEREAS, Borrower and Bank executed the Amended and Restated Credit Agreement of even date herewith (the "Restated Credit Agreement"), amending and restating the 1988 Credit Agreement, to, among other things, provide for a revolving loan facility in an aggregate principal amount not to exceed ONE MILLION NINE HUNDRED SIXTY-FIVE THOUSAND AND NO/100 DOLLARS ($1,965,000.00) (the "Loan") and Pledgee has required execution of this Ratification to confirm the continued application of the Pledge Agreement to the Loan made pursuant to the Restated Credit Agreement.

         NOW THEREFORE, Pledgor and Pledgee agree as follows:

                 The Pledge Agreement shall remain unchanged and the terms, conditions, representations, warranties, and covenants of said Pledge Agreement are true as of the date hereof, are ratified and confirmed in all respects and shall be continuing and binding upon Pledgor and shall be fully applicable to all loans made pursuant to the Restated Credit Agreement, including, without limitation, the Loan.

         This Ratification shall be deemed to be a contract under and subject to, and shall be construed for all purposes in accordance with the laws of the State of Texas.

         IN WITNESS WHEREOF, the parties have caused this Ratification to be executed by their duly authorized officers as of the ____ day of __________, 1996.

                                        AMERICAN SHIELD REFINING COMPANY



                                        By:
                                          -----------------------------
                                        Name:
                                        Title: President


                                        DEN NORSKE BANK ASA


                                        By:
                                          -----------------------------
                                        Name:
                                             --------------------------
                                        Title:
                                             --------------------------


                                        By:
                                          -----------------------------
                                        Name:
                                             --------------------------
                                        Title:
                                             --------------------------

                    RATIFICATION OF ASSIGNMENT OF INSURANCES



         This Ratification of Assignment of Insurances ("Ratification") is made and entered into as of the ____ day of ________, 1996 by and among South Hampton Refining Company, a Delaware corporation ("Borrower"), Gulf State Pipe Line Company, Inc. ("Gulf State") and DEN NORSKE BANK ASA, a Norwegian bank ("Bank" or "Assignee"). For and in consideration of the mutual covenants and agreements herein contained, Borrower, Gulf State and Assignee hereby ratify as of the date of this Ratification that certain Assignment of Insurances (the "Assignment") among Borrower, Gulf State and Assignee dated as of the 3rd day of March, 1988, relating to the loan by the Bank to the Borrower as more fully described herein.

         WHEREAS, Borrower and Bank entered into that certain Credit Agreement dated March 3, 1988 (as amended from time to time, the "1988 Credit Agreement");

         WHEREAS, Borrower and Bank executed the Amended and Restated Credit Agreement of even date herewith (the "Restated Credit Agreement"), amending and restating the 1988 Credit Agreement, to, among other things, provide for a revolving loan facility in an aggregate principal amount not to exceed ONE MILLION NINE HUNDRED SIXTY-FIVE THOUSAND AND NO/100 DOLLARS ($1,965,000.00) (the "Loan") and Assignee has required execution of this Ratification to confirm the continued application of the Security Agreement to the Loan made pursuant to the Restated Credit Agreement.

         NOW THEREFORE, Borrower, Gulf State and Assignee agree as follows:

                 The Assignment shall remain unchanged and the terms, conditions, representations, warranties, and covenants of said Assignment are true as of the date hereof, are ratified and confirmed in all respects and shall be continuing and binding upon Borrower and Gulf State and shall be fully applicable to all loans made pursuant to the Restated Credit Agreement, including, without limitation, the Loan.

         This Ratification shall be deemed to be a contract under and subject to, and shall be construed for all purposes in accordance with the laws of the State of Texas.

         IN WITNESS WHEREOF, the parties have caused this Ratification to be executed by their duly authorized officers as of the ____ day of __________, 1996.

                                          SOUTH HAMPTON REFINING COMPANY


                                          By:
                                            --------------------------------
                                          Name:
                                          Title: President

                                          GULF STATE PIPE LINE COMPANY, INC.


                                          By:
                                            --------------------------------
                                          Name:
                                              ------------------------------
                                          Title:
                                               -----------------------------

                                          DEN NORSKE BANK ASA


                                          By:
                                            --------------------------------
                                          Name:
                                              ------------------------------
                                          Title:
                                               -----------------------------


                                          By:
                                            --------------------------------
                                          Name:
                                              ------------------------------
                                          Title:
                                               -----------------------------

                            SUBORDINATION AGREEMENT


         This SUBORDINATION AGREEMENT, dated this 15th day of October, 1996, among Saudi Fal, a limited liability company incorporated under the laws of the Kingdom of Saudi Arabia ("Saudi Fal"), South Hampton Refining Company, a company organized and existing under the laws of the State of Texas (the "Borrower"), Texas Oil & Chemical Co. II, Inc., a company organized and existing under the laws of the State of Texas ("TOCCO"), Arabian Shield Development Company ("ASDC"), a company organized and existing under laws of the State of Delaware, American Shield Refining Company ("ASRC"), a company organized and existing under the laws of the State of Delaware, Gulf State Pipeline Company ("Gulf State"), a company organized and existing under the laws of the State of Texas and Den Norske Bank, ASA, a Norwegian bank ("DnB").

                                    RECITALS

         A. Saudi Fal is the owner and holder of certain indebtedness executed by the Borrower and payable to Saudi Fal as more further evidenced by a Second Lien Promissory Note dated the 15th day of October, 1996, attached hereto as Exhibit A and made a part hereof for all purposes (the "Saudi Fal Note");

         B. TOCCO is the owner of all of the issued and outstanding common stock of Borrower;

         C. Pursuant to the Amended and Restated Credit Agreement for an amount up to $1,965,000 executed by and between DnB and Borrower (the "Restated Credit Agreement"), DnB has agreed to refinance, renew, extend and restructure its existing loan to Borrower;

         D. In order to induce DnB to enter into the Restated Credit Agreement, Saudi Fal, Borrower, TOCCO, ASDC, ASRC and Gulf State have agreed to enter into this Subordination Agreement;

         E. Pursuant to 3.2k of the Restated Credit Agreement, DnB has provided that as a condition precedent to the execution of the Amended Credit Agreement and the extension restructuring of its existing loan to Borrower that Saudi Fal, Borrower, TOCCO, ASDC, ASRC and Gulf State execute this Subordination Agreement;

         F. Saudi Fal shall subordinate all amounts owed by Borrower or TOCCO to all amounts due to DnB under the Restated Credit Agreement, and Saudi Fal acknowledges and agrees that payments under the Saudi Fal Note shall be limited to the Permitted Distributions as defined in Section 9(d) of the Restated Credit Agreement;

         G. Saudi Fal further agrees that notwithstanding the terms of the Saudi Fal Note, the Saudi Fal Note shall not be considered in default even if payments principal or interest are not made as required under the Saudi Fal Note if limited by the Permitted Distributions as set forth in the Restated Credit Agreement; and

         H. Saudi Fal acknowledges that it is to its benefit for Bank refinance, renew, extend and restructure the DnB Loan to Borrower.

     NOW, THEREFORE, in consideration of the DnB refinancing, renewing, extending and restructuring the DnB Loan to Borrower and in further consideration of the recitals set forth above which are made a part of this Subordination Agreement as if fully set forth below, the parties hereto agree as follows:

         1. Subordination. (a) Saudi Fal agrees that no payments of principal or interest shall be made to Saudi Fal under the Saudi Fal Note or by Borrower or TOCCO to Saudi Fal under any separate indebtedness unless all payments of any amounts including principal and interest that are due under the Restated Credit Agreement have been paid by Borrower to DnB. Saudi Fal subordinates all amounts owed by it by the Borrower or TOCCO to all amounts outstanding under the Restated Credit Agreement. As stated above, Saudi Fal agrees that notwithstanding the terms of the Saudi Fal Note, the Saudi Fal Note shall not be in default even if payments of principal or interest are not paid as required under Saudi Fal Note if limited by the Permitted Distributions set forth in the Restated Credit Agreement.

         2. Representations and Warranties. Saudi Fal and TOCCO hereby represents and warrants as follows:

         (a) That each is a corporation duly organized, validly existing and in good standing under the laws of the state, nation or kingdom of its incorporation and are authorized to do business in the jurisdictions in which its ownership of property or conduct of business legally requires such authorization, and each has full power, authority and legal right to own its properties and assets and to conduct its business as presently conducted or proposed to be conducted.

         (b) It has full power, authority and legal right to execute deliver, and to perform and observe the provisions of this Agreement.

         (c) The execution, delivery and performance by each of this Agreement has been duly authorized by all necessary corporate or company action. This Agreement constitutes the legal, valid and binding obligation of each, and is enforceable against each in accordance with its terms.

         3. Negative Covenants. So long as any part of the DnB Loan shall remain unpaid:

         (a) Saudi Fal will subordinate any security interest, pledge, deed of trust, indenture or assignment that it may have as to any assets of Borrower to the security interests of DnB identified in the Restated Credit Agreement.

         (b) TOCCO will not sell or otherwise dispose of, or grant any option with respect to or pledge or create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the shares of capital stock of Borrower owned by TOCCO except for the creation of the pledge of capital stock that may be required by or as evidenced in the Restated Credit Agreement in favor of DnB.

         (c) No funds from either the Borrower or TOCCO shall be transferred to Saudi Fal or from the Borrower to TOCCO at any time prior to the execution of this Agreement or hereafter in violation of the terms of the Restated Credit Agreement.

         (d) No funds of the Borrower will be transferred to Saudi Fal or to TOCCO other than to pay ordinary and necessary administrative expenses directly related to the operation of the Borrower's refinery in Silsbee, Hardin County, Texas.

         4. Consent by DnB to Subordinated Security Interest. DnB consents to lending by Saudi Fal to Borrower of funds up to the face amount of the Saudi Fal Note. DnB also consents to the execution of the Saudi Fal Note. Although no financing statements, security agreements or deed of trusts covering the physical assets of Borrower and Gulf State has yet been executed or recorded, DnB consents to the execution and recording of such financing statements, security agreements or deed of trusts to secure the Saudi Fal Note, provided, however, that any such financing statements, security agreements and deeds of trust executed to cover any such physical assets shall be subordinate to the liens securing the indebtedness of Borrower to DnB which is subject to the Restated Credit Agreement, and that no foreclosure proceedings shall be instituted by the holder of the Saudi Fal Note against any part of the physical assets of Borrower or Gulf State so long as the indebtedness to DnB is outstanding, without the prior written consent of DnB. The limitation herein against foreclosure proceedings without the consent of DnB shall not limit any right the holder of the Saudi Fal Note may have under the terms of the Saudi Fal Note an applicable law to seek a judgment on the Saudi Fal Note and, in accordance with law, to abstract and enforce the collection of any judgment obtained on the Saudi Fal Note, except, that, prior to five (5) years after the date of final maturity of the Saudi Fal Note, no writ of execution or garnishment or other judgment collection process shall be directed against any property, real or personal, against or in which DnB has a lien or security interest. DnB agrees that if it commences a judicial or non-judicial proceeding to enforce its security interest, Saudi Fal shall have the right to either join such an action or commence its own action to protect its right.

         5. Restated Credit Agreement. Saudi Fal and TOCCO acknowledge receipt of a copy of the Restated Credit Agreement, in execution form and hereby consent and agree to the terms and conditions of the Restated Credit Agreement.

         6. Amendments of Agreement. No amendment or waiver of this Agreement nor consent to any departure by Saudi Fal or TOCCO here from shall in any event be effective unless the same are written amendments signed by the duly authorized representative DnB, and then such waiver or consent shall be effective only as to the specific incidence or the specific purpose for which a written amendment has been given.

         7. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic or telefacsimile communication), and if to the parties as set forth below:

Den Norske                  TOCCO                  Saudi Fal
333 Clay Street             P.O. Box 1636          Fal Holdings Arabia Co., Ltd.
Suite 4890                  Silsbee, TX 77656      Al Aruba Road
Houston, TX 77002                                  P.O. Box 4900
                                                   Riyadh, 11412 Saudi Arabia

or as to any of the above-named parties at such other address as may be designated by such party in a written notice to the all other parties to this Agreement. All such notices and other communications shall, when mailed, telexed or telefacsimilied, be effective, when deposited in the mails or sent by telex or telefacsimile, addressed as herein stated.

         8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

         EXECUTED BY EACH OF THE PARTIES TO THIS AGREEMENT AS NAMED ABOVE ON SEPARATE ORIGINAL SIGNATURE PAGES WHICH THE PARTIES AGREE SHALL BE AFFIXED TO AND DEEMED TO BE AN ORIGINAL OF THIS MODIFICATION AGREEMENT.

                                        SOUTH HAMPTON REFINING COMPANY


                                        By:
                                          ------------------------------------
                                        Its:
                                           -----------------------------------

STATE OF TEXAS
COUNTY OF HARDIN

         This instrument was acknowledged before me on the ______day of______, 1996, by ____________________.



                                        --------------------------------------
                                        Notary Public, State of Texas

                               EXECUTION PAGE TO
                            SUBORDINATION AGREEMENT



                                        ARABIAN SHIELD DEVELOPMENT COMPANY



                                        By:
                                          ------------------------------------
                                        Its:
                                           -----------------------------------

STATE OF TEXAS
COUNTY OF DALLAS
         This instrument was acknowledged before me on the ______ day of______, 1996, by ________________________.



                                        --------------------------------------
                                        Notary Public, State of Texas

                               EXECUTION PAGE TO
                            SUBORDINATION AGREEMENT



                                        AMERICAN SHIELD REFINING COMPANY



                                        By:
                                          ------------------------------------
                                        Its:
                                           -----------------------------------

STATE OF TEXAS
COUNTY OF DALLAS

         This instrument was acknowledged before me on the _______day of______, 1996, by _________________________.



                                        --------------------------------------
                                        Notary Public, State of Texas

                               EXECUTION PAGE TO
                            SUBORDINATION AGREEMENT



                                        TEXAS OIL & CHEMICAL CO. II, INC.



                                        By:
                                          ------------------------------------
                                        Its:
                                           -----------------------------------

STATE OF TEXAS
COUNTY OF HARDIN

         This instrument was acknowledged before me on the ________day of_____, 1996, by ________________________.




                                          ------------------------------------
                                          Notary Public, State of Texas

                               EXECUTION PAGE TO
                            SUBORDINATION AGREEMENT



                                        GULF STATE PIPELINE COMPANY



                                        By:
                                          ------------------------------------
                                        Its:
                                           -----------------------------------

STATE OF TEXAS
COUNTY OF HARDIN

         This instrument was acknowledged before me on the ________day of______, 1996, by ________________________.



                                        --------------------------------------
                                        Notary Public, State of Texas

                               EXECUTION PAGE TO
                            SUBORDINATION AGREEMENT



                                       SAUDI FAL



                                       By:
                                          ------------------------------------
                                       Its:
                                          ------------------------------------

                               EXECUTION PAGE TO
                            SUBORDINATION AGREEMENT



                                        DEN NORSKE BANK, ASA



                                        By:
                                          ------------------------------------
                                        Its:
                                           -----------------------------------

STATE OF TEXAS
COUNTY OF
          -----------------------

         This instrument was acknowledged before me on the _______day of______, 1996, by _______________________.



                                               -------------------------------
                                               Notary Public, State of Texas

                            TERMINATION AGREEMENT


         This Termination Agreement ("Agreement") is made as of ____________, 1996, by and among Den norske Bank ASA ("DnB") and Saudi Fal, a Saudi Arabian company ("Saudi Fal").

         WHEREAS, DnB and Saudi Fal entered into an Intercreditor Agreement dated ______________ (together with any prior agreements, or amendments, modifications or extensions thereof, the "Intercreditor Agreement"); and

         WHEREAS, DnB, Saudi Fal and American Shield Refining Company have agreed to the terms of a new intercreditor agreement respecting the relative rights of the parties relating to debts owed them by South Hampton Refining Company (the "New Intercreditor Agreement"); and

         WHEREAS, DnB and Saudi Fal desire to terminate their respective rights and obligations under the Intercreditor Agreement.

         NOW THEREFORE, for and in consideration of the mutual promises set forth herein, the receipt and legal sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. By their execution of this Agreement, the parties hereto agree to terminate the Intercreditor Agreement, and the Intercreditor Agreement, and all rights and obligations thereunder, are hereby terminated. Upon execution of this Agreement by both parties, DnB shall execute and deliver to Saudi Fal, and Saudi Fal shall execute and deliver to DnB, the New Intercreditor Agreement.

         2. The parties hereby release each other from all claims, causes of action, debts, liabilities and obligations with respect to the Intercreditor Agreement and the relationship created thereunder except as specifically otherwise provided by this Agreement; it being understood that this Agreement constitutes a complete termination of the Intercreditor Agreement and shall in no way be construed as an amendment, modification, extension or novation thereof.

         3. Each party shall indemnify and hold harmless the other from any and all obligations, claims, demands or liabilities now existing or hereafter arising out of the acts or omissions of that party, its agents and employees with respect to the Intercreditor Agreement.

         4. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and except as herein provided there are no other oral or written understandings or agreements between the parties hereto relating to the subject matter hereof.

         5. This Agreement shall be binding upon the parties and their respective agents, representatives, employees, successors and assigns.

         6. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas.

         IN WITNESS WHEREOF, the parties have duly executed this Termination Agreement as of the date stated above.


                                       SAUDI FAL


                                       By:
                                         ----------------------------
                                       Name:
                                           --------------------------
                                       Title:
                                            -------------------------

                                       DEN NORSKE BANK ASA


                                       By:
                                         ----------------------------
                                       Name:
                                           --------------------------
                                       Title:
                                            -------------------------


                                       By:
                                         ----------------------------
                                       Name:
                                           --------------------------
                                       Title:
                                            -------------------------

                    RATIFICATION OF SUBORDINATION AGREEMENT

         This Ratification of Subordination Agreement (the "Ratification") dated this 15th day of October, 1996, is executed by and among Arabian Shield Development Company ("ASDC"), a company organized and existing under laws of the State of Delaware, American Shield Refining Company ("ASRC"), a company organized and existing under the laws of the State of Delaware, South Hampton Refining Company, a company organized and existing under the laws of the State of Texas (the "Borrower"), Texas Oil & Chemical Co. II, Inc., a company organized and existing under the laws of the State of Texas ("TOCCO"), Gulf State Pipeline Company ("Gulf State"), a company organized and existing under the laws of the State of Texas and Den Norske Bank, ASA, a Norwegian bank ("DnB").

                                    RECITALS

         A. DnB has agreed to refinance, renew, extend and restructure a loan of $1,965,000 to Borrower as evidenced by that certain Amended and Restated Credit Agreement executed by DnB and Borrower dated the 15th day of October, 1996 (the "Restated Credit Agreement").

         B. DnB has agreed to refinance, renew, extend and restructure the DnB Loan in consideration for the ratification by ASDC, ASRC, Borrower, TOCCO and Gulf State of their obligations and agreements as set forth in that certain Subordination Agreement dated among the parties hereto as of July 28, 1989, and attached hereto as Exhibit A and made a part hereof for all purposes (the "Subordination Agreement").

         C. DnB has further agreed to refinance, renew, extend and restructure the DnB Loan and has acknowledged the indebtedness of Borrower to ASRC as more fully set forth in that certain renewal, extension and modification agreement between Borrower and ASRC dated the 15th day of October, 1996 (the "ASRC Modification Agreement").

         D. DnB has further agreed to refinance, renew, extend and restructure the DnB Loan and has acknowledged the execution by Borrower of a certain indebtedness to Saudi Fal, a limited liability company organized and existing under the laws of the Kingdom of Saudi Arabia ("Saudi Fal") in the amount of $1,945,773.49 as evidenced by that certain Second Lien Promissory Note executed by Borrower to Saudi Fal dated the 15th day of October, 1996, and secured by a Subordinated Lien on assets of Borrower.

         NOW, THEREFORE, in consideration of DnB refinancing, renewing extending and restructuring the DnB Loan to Borrower and in further consideration of the recital set forth above which are made a part of this Ratification of Subordination Agreement as if fully set forth below, the parties hereto agree as follows:

         1. Ratification of Subordination Agreement. ASDC, ASRC, Borrower, TOCCO and Gulf State hereby ratify and confirm the terms and conditions of the Subordination

Agreement while acknowledging the indebtedness of Borrower to ASRC is now evidenced by a Third Lien Promissory Note dated the 15th day of October, 1996.

         2. Saudi Fal Indebtedness. ASDC, ASRC, Borrower, TOCCO and Gulf State hereby acknowledge the indebtedness of Borrower to Saudi Fal as now evidenced by a certain Second Lien Promissory Note dated the 15th day of October, 1996, secured by the assets of the Corporation, but subordinated to the security interest of DnB.

         3. Limitation Permitted Distribution. ASDC, ASRC, Borrower, TOCCO and Gulf State acknowledge and agree that payments under the ASRC Note shall be limited to the Permitted Distributions as specified in Section 9(d) of the Restated Credit Agreement. ASRC agrees that notwithstanding the terms of the ASRC Note, the ASRC Note will not be in default even if payments of principal or interest are not made under the ASRC Note as limited by the Permitted Distributions set forth in the Restated Credit Agreement.

         4. Amendment. No amendment of this Ratification or of the Subordination Agreement shall be effective except and until executed in writing by all the parties hereto and such amendment shall become effective only in the specific instance for any specific purpose that such may be given.

         5. Counterparts. This Modification Agreement shall be executed in multiple counterparts, all of which shall be considered a single document. Each of the parties to this Agreement named above shall execute this Modification Agreement on separate original signature pages, which parties agree shall be affixed to and deemed to be an original.

         Executed by the parties hereto and delivered as of the date first above written.

                                        SOUTH HAMPTON REFINING COMPANY



                                        By:
                                          ------------------------------------
                                        Its:
                                           -----------------------------------

STATE OF TEXAS
COUNTY OF HARDIN

         This instrument was acknowledged before me on the ______day of_______, 1996, by ________________________________.



                                        -------------------------------------
                                        Notary Public, State of Texas

                               EXECUTION PAGE TO
                    RATIFICATION OF SUBORDINATION AGREEMENT



                                        ARABIAN SHIELD DEVELOPMENT COMPANY



                                        By:
                                          ------------------------------------
                                        Its:
                                           -----------------------------------

STATE OF TEXAS
COUNTY OF DALLAS

         This instrument was acknowledged before me on the ______day of_______, 1996, by ________________________________.



                                        -------------------------------------
                                        Notary Public, State of Texas

                               EXECUTION PAGE TO
                    RATIFICATION OF SUBORDINATION AGREEMENT



                                        AMERICAN SHIELD REFINING COMPANY



                                        By:
                                          ------------------------------------
                                        Its:
                                           -----------------------------------

STATE OF TEXAS
COUNTY OF DALLAS

         This instrument was acknowledged before me on the ______day of_______, 1996, by ________________________________.



                                        -------------------------------------
                                        Notary Public, State of Texas

                               EXECUTION PAGE TO
                    RATIFICATION OF SUBORDINATION AGREEMENT



                                        TEXAS OIL & CHEMICAL CO. II, INC.



                                        By:
                                          ------------------------------------
                                        Its:
                                           -----------------------------------

STATE OF TEXAS
COUNTY OF HARDIN

         This instrument was acknowledged before me on the ______day of_______, 1996, by ________________________________.



                                        -------------------------------------
                                        Notary Public, State of Texas

                               EXECUTION PAGE TO
                    RATIFICATION OF SUBORDINATION AGREEMENT



                                       GULF STATE PIPELINE COMPANY



                                        By:
                                          ------------------------------------
                                        Its:
                                           -----------------------------------

STATE OF TEXAS
COUNTY OF HARDIN

         This instrument was acknowledged before me on the ______day of_______, 1996, by ________________________________.



                                        -------------------------------------
                                        Notary Public, State of Texas

                               EXECUTION PAGE TO
                    RATIFICATION OF SUBORDINATION AGREEMENT



                                       DEN NORSKE BANK, ASA


                                        By:
                                          ------------------------------------
                                        Its:
                                           -----------------------------------

STATE OF TEXAS
COUNTY OF _____________

         This instrument was acknowledged before me on the ______day of_______, 1996, by ________________________________.



                                        -------------------------------------
                                        Notary Public, State of Texas

                         SOUTH HAMPTON REFINING COMPANY
                            CERTIFICATE OF SECRETARY

         I, ________________________________________, Secretary of South
Hampton Refining Company (the "Borrower") do hereby certify as follows:

         1) At the meeting of the Board of Directors of the Borrower duly and legally called and held on the ______ day of _______________________, 19________ at which meeting in quorum with the President voting throughout, the Resolutions attached hereto as Exhibit A were duly adopted, and such Resolutions are now in full force and effect and have not been amended, modified, or revoked.

         2) Attached hereto as Exhibit B is a true, correct and complete copy of the Bylaws of Borrower as in effect at all times since the date of the Resolution set forth in Exhibit A attached hereto and from and after such date to the dates hereof.

         IN WITNESS HEREOF, I have set my hand this ____ day of _________1996.




                                                  ---------------------------
                                                  SECRETARY


         I, _____________________________________, President of Borrower do
 hereby certify that _________________________ is the duly elected and qualified Secretary of the Borrower and that the signature above is his genuine signature.

         IN WITNESS HEREOF, I have set my hand this ____ day of ___________________, 1996.




                                                  ----------------------------
                                                  PRESIDENT

                         SOUTH HAMPTON REFINING COMPANY
                            CERTIFICATE OF SECRETARY


     I, Scott Young, Secretary of South Hampton Refining Company (the "Borrower"), do hereby certify as follows:

     1. Attached hereto as Exhibit $ is a true, correct and complete copy of the Bylaws of the Borrower as in effect at all times since June 9, 1987 to and including the date hereof.

     2. At a meeting of the Board of Directors of the Borrower, duly and legally called and held on the 29th day of February, 1988, at which meeting a quorum was present and voting throughout, the Resolutions attached hereto as Exhibit A were duly adopted, and such Resolutions are now in full force and effect and have not been amended, modified or revoked.

     IN WITNESS WHEREOF. I have hereunto set my hand this day of February, 1988.


                      Scott Young, Secretary


     I, the under signed President of the Company , do hereby certify that Scott Young is the duly elected and qualified Secretary of the Company and that the signature above is his genuine signature.

     IN WITNESS WHEREOF, I have hereunto set my hand this day of March, 1988.


                      Nicholas Carter

                                 EXHIBIT A


     WHEREAS, the Board of Directors deems it advisable and in the be s t interest of the Corporation to enter into a Credit Agreement by and among the Corporation and Den norske Creditbank (the "Bank");

     NOW THEREFORE, BE IT RESOLVED, that the Corporation enter into the Credit Agreement with the Bank as lender to loan up to $5,156,694.43 to Corporation;

     RESOLVED, that such borrowing be evidenced by the Promissory Note to be executed by the Corporation as maker, to be delivered pursuant to a Credit Agreement dated as of February 29, 1988, between the Corporation and the Bank (the "Credit Agreement"), and the form of Credit Agreement (and all exhibits thereto) presented to and reviewed by the Board of Directors be and it hereby is, authorized and approved in all respects, and the President, Secretary or any other officer of the Corporation hereby is authorized to execute and deliver the aforesaid Credit Agreement on behalf of the Corporation, with such Changes, additions, amendments and deletions as any such officer shall
deem appropriate, the authorization of the   same by the Corporation to be
conclusively evidenced by such execution and delivery.

     RESOLVED, that pursuant to the terms of the Credit Agreement, the President, Secretary or any officer of the Corporation be, and hereby is, authorized and empowered to execute and deliver to the Bank on the Corporation's behalf all of the Security Documents, as such term is defined in the Credit Agreement, with such additions, deletions and modifications to the Security Documents as any such officer shall deem appropriate, the authorization and approval of the same by the Corporation to be conclusively evidenced by such execution and delivery.

     RESOLVED, that the President, Secretary or any other officer of the Corporation be, and hereby is, authorized and empowered, in the name and on behalf of the Corporation, to take or cause to be taken now or in the future, all such action, and to sign, execute, verify, acknowledge, certify to, file and deliver all such instruments, financing statements and documents, as shall in the judgment of the President, .Secretary or any other officer of the Corporation be necessary, desirable or appropriate in order to perform the obligations of the Corporation under the Credit Agreement and the Security Documents, to effect the aforesaid borrowing, and otherwise to effectuate the purposes of the foregoing resolutions.

                 RENEWAL, EXTENSION AND MODIFICATION AGREEMENT


         This Renewal, Extension and Modification Agreement (the "Modification Agreement") is entered into and effective as of this 15th day of October, 1996, by and between Arabian Shield Development Company ("ASDC"), a company organized and existing under laws of the State of Delaware, American Shield Refining Company ("ASRC"), a company organized and existing under the laws of the State of Delaware, South Hampton Refining Company, a company organized and existing under the laws of the State of Texas (the "South Hampton"), Texas Oil & Chemical Co. II, Inc., a company organized and existing under the laws of the State of Texas ("TOCCO") and Gulf State Pipeline Company ("Gulf State"), a company organized and existing under the laws of the State of Texas.

                                    RECITALS

         A. ASDC is the owner of all the issued and outstanding common stock of ASRC.

         B. ASRC is the owner of all the issued and outstanding common stock of TOCCO.

         C. TOCCO is the owner of all the issued and outstanding common stock of South Hampton.

         D. South Hampton is the owner of all the issued and outstanding common stock of Gulf State.

         E. South Hampton is a party to an Amended and Restated Credit Agreement dated the 15th day of October, 1996, (the "Restated Credit Agreement") for an amount of up to $1,965,000 provided to South Hampton by Den Norske Bank, ASA ("DnB").

         F. ASRC is the owner and holder of that certain Second Lien Promissory Note dated July 28, 1989, in the original principal sum of $510,000 (the "ASRC Note").

         G. The ASRC Note is a second lien promissory note secured by a second lien, inferior only to the first lien of DnB, covering all physical assets of South Hampton and Gulf State which second lien is evidenced by financing statements, security agreements and deeds of trust covering all of such physical assets of South Hampton and Gulf State, but with all foreclosure rights under such security agreements and deeds of trust being expressly subject to a Subordination Agreement entered into by the parties hereto and DnB dated July 28, 1989 (the "Subordination Agreement") the terms and conditions of which have been ratified by those parties by a Ratification of Subordination Agreement dated as of the 15th day of October, 1996 (the "Ratification").

         H. South Hampton is indebted to Saudi Fal, a limited liability company organized and existing under the laws of the Kingdom of Saudi Arabia ("Saudi Fal") in the amount of $1,945,773.49 (the "Saudi Fal Indebtedness").

         I. The Saudi Fal Indebtedness is to be evidenced by a certain Second Lien Promissory Note dated October 15, 1996, and to be secured by second lien inferior only to the first lien of DnB covering all the physical assets of South Hampton and Gulf State and which will be evidenced by one or more financing statements, security agreements and deeds of trust covering all of such physical assets, but with all foreclosure rights under such security agreements and deeds of trust being made expressly subject to a Subordination Agreement of even date herewith entered into by and among ASDC, ASRC, TOCCO, South Hampton, Gulf State, Saudi Fal and DnB (the "Subordination Agreement").

         J. In order to induce DnB to amend its Restated Credit Agreement with South Hampton as more fully set forth in the Amended and Restated Credit Agreement and in order to induce Saudi Fal to renew and extend the Saudi Fal Note to South Hampton, ASRC has agreement to subordinate the repayment of its indebtedness to both the DnB Note and the Saudi Fal Note.

         K. The ASRC indebtedness now shall be evidenced by a Third Lien Promissory Note dated the 15th day of October, 1996 (the "ASRC Note").

         NOW, THEREFORE, IN CONSIDERATION Of DnB Refinancing, renewing, extending and restructuring the DnB Loan to South Hampton, in consideration of the renewal and extension by Saudi Fal of the Saudi Fal Note to South Hampton and in further consideration of the recitals set forth above which are made a part of this Modification Agreement as if fully set forth below, the parties hereto agree as follows:

         1. Renewal and Extension of Loan. ASRC and South Hampton hereby covenant, contract and agree that the time for payment of the ASRC Note is hereby extended to and shall hereafter be renewed and shall be due and payable on or before December 31, 1998.

         2. Modification in Loan Amount. ASRC and South Hampton covenant, contract and agree that the outstanding principal balance of the ASRC Loan shall be modified and increased to $1,694,605.08.

         3. Security for ASRC Note. ASRC acknowledges and South Hampton covenant, contract and agree that the ASRC Note will be secured by a third lien, inferior to (i) the first lien of DnB as set forth in the Restated Credit Agreement and (ii) the second lien of Saudi Fal as specified in the Subordination Agreement, covering all physical assets of South Hampton and Gulf State, but with all foreclosure rights under such security agreements and deeds of trust made expressly subject to the Subordination Agreement of even date herewith entered into among ASDC, ASRC, South Hampton, TOCCO, Gulf State and DnB.

         4. Security for ASRC Note. The following security previously shown as a subordinated second lien shall now be given to secure the ASRC Note and shall be a third lien security interest against the assets of South Hampton and said third lien security interest now acknowledge and as set forth in the following:

         a) Deed of trust given by Gulf State for the benefit of ASRC recorded in Volume 740, Page 042 of the official public records of real property of Hardin County, Texas.

         b) Deed of trust given by Gulf State to ASRC recorded in Volume 221, Page 778 of the official public records of real property of Hardin County, Texas.

         c) Deed of trust given by South Hampton to ASRC recorded in Volume 221, Page 791 of the official public records of real property of Hardin County, Texas.

         d) Deed of trust given by Gulf State to ASRC recorded in Volume 167, Page 432 of the official public records of real property of Hardin County, Texas.

         e) Certain security agreement executed by Gulf State to ASRC granting a security interest in goods, inventory, equipment and fixtures as referenced in Exhibit A attached thereto and incorporated in for all purposes.

         5. Limitation as to Permitted Distributions. ASRC acknowledges and agrees that payments under the ASRC Note shall be limited to the Permitted Distributions as defined in Section 9(d) of the Restated Credit Agreement. ASRC agrees that notwithstanding the terms of the ASRC Note, the ASRC Note shall not be in default even if payments of principal or interest are not made as required under the ASRC Note if limited by the Permitted Distributions set forth in the Restated Credit Agreement.

         6. Acknowledgement of South Hampton. Except as amended as to the maturity date of the ASRC Note and as to the outstanding principal balance of the ASRC Note and subject to the change in the security interest hereby evidenced, South Hampton covenants, contracts and agrees that all the terms and conditions of the ASRC Note as renewed, extended and rearranged are hereby ratified and confirmed and shall remain in full force and effect. South Hampton acknowledges and agrees that the outstanding liens, security interest and assignments created by the financing statements, security agreements and deeds of trust hereinafter identified and securing the ASRC Note shall hereafter be valid and subsisting third liens, security interest and assignments.

         7. Governing Law. The terms and provisions of this Modification Agreement shall be governed by and construed in accordance with the laws of the State of Texas, except to the extent preempted by the federal law.

         8. Counterparts. This Modification Agreement shall be executed in multiple counterparts, all of which shall be considered a single document. Each of the parties to this Agreement named above shall execute this Modification Agreement on separate original signature pages, which parties agree shall be affixed to and deemed to be an original.


                                        SOUTH HAMPTON REFINING COMPANY



                                        By:
                                          ------------------------------------
                                        Its:
                                           -----------------------------------

STATE OF TEXAS
COUNTY OF HARDIN

         This instrument was acknowledged before me on the ______ day of______, 1996, by _____________________________.


                                        --------------------------------------
                                        Notary Public, State of Texas

                               EXECUTION PAGE TO
                 RENEWAL, EXTENSION AND MODIFICATION AGREEMENT



                                        ARABIAN SHIELD DEVELOPMENT COMPANY



                                        By:
                                          ------------------------------------
                                        Its:
                                           -----------------------------------

STATE OF TEXAS
COUNTY OF DALLAS

         This instrument was acknowledged before me on the ______ day of______, 1996, by _____________________________.


                                        --------------------------------------
                                        Notary Public, State of Texas

                               EXECUTION PAGE TO
                 RENEWAL, EXTENSION AND MODIFICATION AGREEMENT



                                        AMERICAN SHIELD REFINING COMPANY



                                        By:
                                          ------------------------------------
                                        Its:
                                           -----------------------------------

STATE OF TEXAS
COUNTY OF DALLAS

         This instrument was acknowledged before me on the ______ day of______, 1996, by _____________________________.


                                        --------------------------------------
                                        Notary Public, State of Texas

                               EXECUTION PAGE TO
                 RENEWAL, EXTENSION AND MODIFICATION AGREEMENT



                                        TEXAS OIL & CHEMICAL CO. II, INC.



                                        By:
                                          ------------------------------------
                                        Its:
                                           -----------------------------------

STATE OF TEXAS
COUNTY OF HARDIN

         This instrument was acknowledged before me on the ______ day of______, 1996, by _____________________________.


                                        --------------------------------------
                                        Notary Public, State of Texas

                               EXECUTION PAGE TO
                 RENEWAL, EXTENSION AND MODIFICATION AGREEMENT



                                        GULF STATE PIPELINE COMPANY



                                        By:
                                          ------------------------------------
                                        Its:
                                           -----------------------------------

STATE OF TEXAS
COUNTY OF HARDIN

         This instrument was acknowledged before me on the ______ day of______, 1996, by _____________________________.


                                        --------------------------------------
                                        Notary Public, State of Texas

                          SECOND LIEN PROMISSORY NOTE

$1,945,773.49                   Silsbee, Texas                  October 15, 1996


                 FOR VALUE RECEIVED, the undersigned, South Hampton Refining Company, a Texas corporation (the "Maker"), promises and agrees to pay to Saudi Fal, a limited liability company incorporated under the laws of the Kingdom of Saudi Arabia (the "Payee"), the principal sum of $1,945,773.49 in legal and lawful money of the United States of America payable at its offices of Fal Holdings Arabia Co., Ltd., Al Aruba Road, P.O. Box 4900, Riyadh, 11412 Saudi Arabia or such other place or places as the holder hereof shall from time to time designate in written notice to Maker. In addition to the principal sum referred to above, Maker agrees to pay interest hereon from the date hereof until maturity at a fluctuating rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate (as such term is hereinafter defined), or (b) a rate (the "Contract Rate"), calculated on the basis of the actual days elapsed but computed as if each year consisted of 365 days equal to the sum of (i) the rate announced from time to time by Den Norske Bank, ASA, a Norwegian Bank (the "Bank") as its prime lending rate in effect in its New York, New York office, automatically fluxuating upward and downward with and at the time of each such announcement without special notice to Maker or any other persons plus (ii) one percent (1.00%). Notwithstanding the foregoing, interest on this Note shall on no event exceed the Maximum Rate of nonuserious interest allowed by law (as such term is hereinafter defined). If the Contract Rate at any time shall exceed the Maximum Rate, the interest hereon, during the period of time that the Contract Rate exceeds the Maximum Rate, the rate of interest charged under this Note shall be the Maximum Rate.

         The term "Maximum Rate" as used herein shall mean at the particular time in question the maximum rate of interest which, under applicable law, may then be charged on this Note. If such maximum rate of interest changes after the date hereof and this Note provides for a fluctuating rate of interest, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to Maker from time to time as of the effective date of each change in such maximum rate. If applicable law ceases to provide for such a maximum rate of interest, the Maximum Rate shall be equal to eighteen percent (18.00%) per annum.

         Interest only on this Note shall be due and payable in monthly installments with the first of such monthly installments of interest being due and payable on the 25th day of November, 1996, with the like installment being due and payable on the 25th day of each calendar month thereafter, until the 31st day of December, 1998, at which time the entire unpaid balance of this Note, both principal and accrued and unpaid interest, shall be due and payable, if not sooner paid.

         This Note may be prepaid, in whole or in part, without notice or penalty. Any such prepayment shall be applied first toward accrued interest, and the balance, if any, toward principal, but interest shall immediately cease upon amounts of principal prepaid.

         It is expressly provided that upon default in the punctual payment of this Note or any part thereof, principal or interest, as the same shall become due and payable, and at the option of the holder, the entire indebtedness shall be matured. In the event default is made in the prompt payment of this Note when due or declared due, and the same is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through probate, bankruptcy or other judicial proceedings, then the Maker agrees and promises to pay reasonable attorneys' fees, court costs, deposition and investigation charges, and all expenses of collection, payment and liquidation thereof.

         If the Maker shall become insolvent (however such insolvency may be evidence) or if a receiver shall be appointed for or take possession of the assets of Maker, or if a writ or order of attachment of garnishment shall be made or issued against the assets of Maker, or if the Maker shall be dissolved, wound up, liquidated or otherwise terminated or become a party to any merger or consolidation without the written consent of the holder of this Note, or if, after the first lien indebtedness to Den Norske Bank, ASA is paid, Note Maker shall sell substantially all or an integral portion of its assets without the written consent of the holder hereof, or if a default occurs under any instrument now or hereafter executed in connection with or as security for this Note, or if Den Norske Bank, ASA should accelerate the maturity of such indebtedness, file suit against Maker or institute any foreclosure proceedings against any of the assets of Maker, thereupon is the option of the holder of this Note, this Note and any and all other indebtedness of Maker to the holder hereof shall become due and payable.

         Except as provided herein, each maker and endorser of this Note expressly waives all notices, demands for payment, presentations for payment, notices of intention to accelerate the maturity, protest and notice of protest, as to this Note and as to each, every and all installments hereof, and consents to and waives notice of any and all renewals, extensions and rearrangements hereof and without affecting the liability and obligations of any party which is not expressly released in writing. It is further agreed that the exercise of any right or remedy conferred upon any holder hereof shall be wholly discretionary with such holder, and such exercise of, or failure to exercise, any such right or remedy shall not in any manner affect, impair or diminish the obligations and liabilities of any party liable hereon or herefore, or be deemed a waiver of any such right or remedy.

         Notwithstanding any other provisions to the contrary in this Note or elsewhere, upon any event of default by Maker, Payee agrees to give Maker written notice of such event of default prior to the acceleration of this Note or exercise of any other remedies in connection therewith and Maker shall have a period of thirty (30) days after receipt of such written notice in which to cure any monetary default, and sixty (60) days after receipt of such written notice within which to cure any non-monetary default; provided however, that if any non-monetary default cannot reasonably be cured within said sixty (60) day period, Maker shall have a reasonable period of time following receipt of such written notice within which to cure such default if Maker commences within said initial sixty (60) day period action reasonably calculated to cure such default and thereafter proceeds with reasonable diligence to attempt to cure same.

         It is the intention of Maker and Payee to conform strictly to applicable usury laws. Accordingly, no provision of this Note or any agreement entered into in connection with or as security for this Note shall permit Payee to charge, receive, take, or reserve interest in excess of lawful amounts. If any excess occurs, Payee shall, at its option, apply such excess as a credit against principal or otherwise refund such excess to Maker and the effective rate of interest shall automatically be reduced to the maximum rate allowed by applicable law (including the laws of the State of New York and the United States of America). This paragraph shall govern over all provisions of this Note and any agreement entered into in connection with this Note.

         The Note and any liens created to secure the Note shall be subordinate to the payment of that certain Promissory Note dated the 15th day of October, 1996, executed by Maker in favor of Den Norske Bank, ASA and being the renewal, extension, modification of indebtedness of Maker to Den Norske Bank, ASA as more fully set forth in that certain Amended and Restated Credit Agreement for an amount up to $1,965,000 provided by Den Norske Bank ASA to Maker, and this
Note is subject and subordinate to the rights of payment and the rights of prior payment in full of all indebtedness of Maker to Bank pursuant to that certain Amended and Restated Credit Agreement executed by Maker to Den Norske Bank, ASA dated the 15th day of October, 1996.

         This Note is made under and shall be construed in accordance with and governed by the laws of the State of Texas, and by the laws of the United States of America as applicable.

                 EXECUTED this 15th day of October, 1996.

                                           SOUTH HAMPTON REFINING COMPANY



                                           By
                                             ---------------------------------
                                           Its
                                              --------------------------------

                           THIRD LIEN PROMISSORY NOTE

$1,694,605.08                   Silsbee, Texas                  October 15, 1996


                 FOR VALUE RECEIVED, the undersigned, South Hampton Refining Company, a Texas corporation (the "Maker"), promises and agrees to pay to American Shield Refining Company, a Delaware corporation (the "Payee"), the principal sum of $1,694,605.08 in legal and lawful money of the United States of America payable at its offices of American Shield Refining Company, 10830 N. Central Expressway, Suite 175, Dallas, Texas 75231, or such other place or places as the holder hereof shall from time to time designate in written notice to Maker. In addition to the principal sum referred to above, Maker agrees to pay interest hereon from the date hereof until maturity at a fluctuating rate per annum which shall from day to days be equal to the lesser of (a) the Maximum Rate (as such term is hereinafter defined), or (b) a rate (the "Contract Rate"), calculated on the basis of the actual days elapsed but computed as if each year consisted of 365 days equal to the sum of (i) the rate announced from time to time by Den Norske Bank, ASA, a Norwegian Bank (the "Bank") as its prime lending rate in effect in its New York, New York office, automatically fluxuating upward and downward with and at the time of each such announcement without special notice to Maker or any other persons plus (ii) one percent (1.00%). Notwithstanding the foregoing, interest on this Note shall on no event exceed the Maximum Rate of nonuserious interest allowed by law (as such term is hereinafter defined). If the Contract Rate at any time shall exceed the Maximum Rate, the interest hereon, during the period of time that the Contract Rate exceeds the Maximum Rate, the rate of interest charged under this Note shall be the Maximum Rate.

         The term "Maximum Rate" as used herein shall mean at the particular time in question the maximum rate of interest which, under applicable law, may then be charged on this Note. If such maximum rate of interest changes after the date hereof and this Note provides for a fluctuating rate of interest, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to Maker from time to time as of the effective date of each change in such maximum rate. If applicable law ceases to provide for such a maximum rate of interest, the Maximum Rate shall be equal to eighteen percent (18.00%) per annum.

         Interest only on this Note shall be due and payable in monthly installments with the first of such monthly installments of interest being due and payable on the 25th day of November, 1996, with the like installment being due and payable on the 25th day of each calendar month thereafter, until the 31st day of December, 1998, at which time the entire unpaid balance of this Note, both principal and accrued and unpaid interest, shall be due and payable, if not sooner paid.

         This Note may be prepaid, in whole or in part, without notice or penalty. Any such prepayment shall be applied first toward accrued interest, and the balance, if any, toward principal, but interest shall immediately cease upon amounts of principal prepaid.

         It is expressly provided that upon default in the punctual payment of this Note or any part thereof, principal or interest, as the same shall become due and payable, and at the option of the holder, the entire indebtedness shall be matured. In the event default is made in the prompt payment of this Note when due or declared due, and the same is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through probate, bankruptcy or other judicial proceedings, then the Maker agrees and promises to pay reasonable attorneys' fees, court costs, deposition and investigation charges, and all expenses of collection, payment and liquidation thereof.

         If the Maker shall become insolvent (however such insolvency may be evidence) or if a receiver shall be appointed for or take possession of the assets of Maker, or if a writ or order of attachment of garnishment shall be made or issued against the assets of Maker, or if the Maker shall be dissolved, wound up, liquidated or otherwise terminated or become a party to any merger or consolidation without the written consent of the holder of this Note, or if, after the first lien indebtedness to Den Norske Bank, ASA is paid, Note Maker shall sell substantially all or an integral portion of its assets without the written consent of the holder hereof, or if a default occurs under any instrument now or hereafter executed in connection with or as security for this Note, or if Den Norske Bank, ASA should accelerate the maturity of such indebtedness, file suit against Maker or institute any foreclosure proceedings against any of the assets of Maker, thereupon is the option of the holder of this Note, this Note and any and all other indebtedness of Maker to the holder hereof shall become due and payable.

         Except as provided herein, each maker and endorser of this Note expressly waives all notices, demands for payment, presentations for payment, notices of intention to accelerate the maturity, protest and notice of protest, as to this Note and as to each, every and all installments hereof, and consents to and waives notice of any and all renewals, extensions and rearrangements hereof and without affecting the liability and obligations of any party which is not expressly released in writing. It is further agreed that the exercise of any right or remedy conferred upon any holder hereof shall be wholly discretionary with such holder, and such exercise of, or failure to exercise, any such right or remedy shall not in any manner affect, impair or diminish the obligations and liabilities of any party liable hereon or herefore, or be deemed a waiver of any such right or remedy.

         Notwithstanding any other provisions to the contrary in this Note or elsewhere, upon any event of default by Maker, Payee agrees to give Maker written notice of such event of default prior to the acceleration of this Note or exercise of any other remedies in connection therewith and Maker shall have a period of thirty (30) days after receipt of such written notice in which to cure any monetary default, and sixty (60) days after receipt of such written notice within which to cure any non-monetary default; provided however, that if any non-monetary default cannot reasonably be cured within said sixty (60) day period, Maker shall have a reasonable period of time following receipt of such written notice within which to cure such default if Maker commences within said initial sixty (60) day period action reasonably calculated to cure such default and thereafter proceeds with reasonable diligence to attempt to cure same.

         It is the intention of Maker and Payee to conform strictly to applicable usury laws. Accordingly, no provision of this Note or any agreement entered into in connection with or as security for this Note shall permit Payee to charge, receive, take, or reserve interest in excess of lawful amounts. If any excess occurs, Payee shall, at its option, apply such excess as a credit against principal or otherwise refund such excess to Maker and the effective rate of interest shall automatically be reduced to the maximum rate allowed by applicable law (including the laws of the State of New York and the United States of America). This paragraph shall govern over all provisions of this Note and any agreement entered into in connection with this Note.

         The Note and any liens created to secure the Note shall be subordinate to the payment of that certain Promissory Note dated the 15th day of October, 1996, executed by Maker in favor of Den Norske Bank, ASA and being the renewal, extension, modification of indebtedness of Maker to Den Norske Bank, ASA as more fully set forth in that certain Amended and Restated Credit Agreement for an amount up to $1,965,000 provided by Den Norske Bank ASA to Maker, and this
Note is subject and subordinate to the rights of payment and the rights of prior payment in full of all indebtedness of Maker to Bank pursuant to that certain Amended and Restated Credit Agreement executed by Maker to Den Norske Bank, ASA dated the 15th day of October, 1996.

         The Note and any liens created to secure the Note shall be subordinate
(i) to the payment of that certain Promissory Note dated the 15th day of October, 1996, executed by Maker in favor of Den Norske Bank, ASA (the "Bank") and being the renewal, extension, modification of indebtedness of Maker to Bank as more fully set forth in that certain Amended and Restated Credit Agreement dated October 15, 1996 for an amount up to $1,965,000 provided by Bank to Maker; (ii) to the payment of that certain Second Lien Promissory Note of Maker to Saudi Fal, a limited liability company incorporated under the laws of the Kingdom of Saudi Arabia in the amount of $1,945,773.49 dated October 15, 1996.

         This Note is made under and shall be construed in accordance with and governed by the laws of the State of Texas, and by the laws of the United States of America as applicable.

                 EXECUTED this 15th day of October, 1996.

                                              SOUTH HAMPTON REFINING COMPANY



                                              By
                                                ------------------------------
                                              Its
                                                 -----------------------------